EXHIBIT 10.22

                 WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

     WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT dated as of September 30, 1997 (this "Waiver and Amendment"), by and among SLM International, Inc., a Delaware corporation ("Parent") and its wholly-owned subsidiary, Maska U.S., Inc., a Vermont corporation (the Parent and such wholly-owned subsidiary being herein referred to jointly and severally as the "Borrowers"), the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) to the Credit Agreement, as amended (as hereinafter defined) and The Chase Manhattan Bank, as agent for the Lenders (in such capacity, the "Agent").

     WHEREAS, the Borrowers, #1 Apparel, Inc., a Delaware corporation (which has been merged into Maska U.S., Inc.), the Lenders, and the Agent entered into the Credit Agreement dated as of April 1, 1997 (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement");

     WHEREAS, IBJ Schroder Bank & Trust Company has assigned its interests under the Credit Agreement to IBJ Schroder Business Credit Corporation;

     WHEREAS, the Borrowers are requesting the consent of the Agent and the Lenders in order to make the interest payment due on October 1, 1997 in the amount of $1,950,277.78 in cash to the holders of the Senior Secured Notes;

     WHEREAS, in connection with such request, the Agent and the Lenders desire to amend the definition of "Seasonal Amount";

     WHEREAS, in connection with such requests, the Agent and the Lenders have agreed to waive Section 7.15(c) of the Credit Agreement and the Borrowers have agreed to the amendment of the definition of "Seasonal Amount" and certain schedules, in each case as hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Waivers to Credit Agreement. Subject to the conditions as to effectiveness set forth in Paragraph 5 of this Waiver, the Agent and each of the Lenders hereby waive the provisions of Section 7.15(c) of the Credit Agreement with respect to the interest payment to be made to the holders of the Senior Secured Notes on October 1, 1997 to permit the Borrowers to make such interest payment in cash.

     3. Amendment to Credit Agreement. Subject to the conditions as to effectiveness set forth in Paragraph 5 of this Amendment, the Credit Agreement is hereby amended as follows:

          (a) In Section 1.01 of the Credit Agreement, the following definition is hereby amended to provide in its entirety as follows:


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               "Seasonal Amount" shall mean at any time an amount designated by the Borrowers (which may be zero) not to exceed (x) $3,050,000 during the period commencing five days subsequent to the Closing Date through October 31, 1997; $3,500,000 during a seven month period to be mutually agreed upon by the Agent and the Borrowers in Fiscal Year 1998; $3,000,000 during a seven month period to be mutually agreed upon by the Agent and the Borrowers in Fiscal Year 1999; and if the Total Revolving Credit Commitment is extended as provided for herein, an amount equal to $2,000,000 during a seven month period to be mutually agreed upon by the Agent and the Borrowers in Fiscal Year 2000 less (y) the amount designated by the Canadian Borrower and confirmed to the Agent as a "Seasonal Amount" under the Canadian Credit Agreement."

          (b) Schedules 2.01(a), 2.01(b), 2.02, 2.03 and 2.18 of the Credit
     Agreement are hereby amended by deleting the name IBJ Schroder Bank & Trust Company, each place it appears in such Schedule and replacing it with the name IBJ Schroder Business Credit Corporation.

     4. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Waiver and Amendment):

          (a) Each Borrower has the power to execute, deliver and carry out the terms and provisions of this Waiver and Amendment.

          (b) This Waiver and Amendment has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Borrowers, and is enforceable in accordance with its terms.

          (c) No Default or Event of Default under the Credit Agreement has occurred or is continuing.

     5. Conditions Precedent. Notwithstanding any term or provision of this Waiver and Amendment to the contrary, Paragraphs 2 and 3 hereof shall not become effective until the Agent shall have determined that each of the following conditions precedent shall have been satisfied:

          (a) All representations and warranties made by the Borrowers in Paragraph 4 hereof shall be true and correct in all material respects on the date of effectiveness of this Waiver and Amendment with the same effect as though such representations and warranties had been made on such date after giving effect to this Waiver and Amendment (except to the extent any such representation or warranty relates expressly to an earlier date).

          (b) Counterparts of this Waiver and Amendment shall have been duly executed and delivered on behalf of the Borrowers, the Required Lenders and the Agent.

     6. References to Credit Agreements. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the effective date of the waiver and amendment contained herein as determined in accordance with Paragraph 5 hereof, the Credit Agreement as modified or supplemented by this Waiver and Amendment.


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     7. Continued Effectiveness. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in, or any Default or Event of Default under, the Credit Agreement, and each of the parties hereto agrees that, as modified or supplemented by this Waiver and Amendment, all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect from and after the date of this Waiver and Amendment.

     8. Counterparts. This Waiver and Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Waiver and Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.

     9. GOVERNING LAW. THIS WAIVER AND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

                            [Signature pages follow]


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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and
Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    SLM INTERNATIONAL, INC.

                                    By:   /s/ RUSSELL J. DAVID
                                          ----------------------------------
                                          Russell J. David
                                          Vice President, Finance

                                    MASKA U.S., INC.

                                    By:   /s/ RUSSELL J. DAVID
                                          ----------------------------------
                                          Russell J. David
                                          Vice President, Finance

                                    THE CHASE MANHATTAN BANK, as Agent and as a Lender

                                    By:   /s/ MICHAEL W. LEWIS
                                          ----------------------------------
                                           Name:  Michael W. Lewis
                                           Title: Vice President


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                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as a Lender

                                    By:   /s/ RICK LUCK
                                          ----------------------------------
                                          Name:  Rick Luck
                                          Title: Being Duly Authorized

                                    SANWA BUSINESS CREDIT CORPORATION,
                                    as a Lender

                                    By:   /s/ PETER L. SKAVLA
                                          ----------------------------------
                                           Name:  Peter L. Skavla
                                           Title: Vice President

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender

                                    By:   /s/ FRANCES D. PHILLIPS
                                          ----------------------------------
                                           Name:  Frances D. Phillips
                                           Title: Vice President

                                    IBJ SCHRODER BUSINESS CREDIT CORPORATION, as a Lender

                                    By:   /s/ ALFRED J. SCOYNI
                                          ----------------------------------
                                           Name:  Alfred J. Scoyni
                                           Title: Vice President

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